EXHIBIT 10.2
FIRST AMENDMENT TO CREDIT AGREEMENT
     This FIRST AMENDMENT TO CREDIT AGREEMENT (this “First Amendment”), dated as of August 4, 2009, is entered into by and among NVR, INC., as borrower (“Borrower”), the Lenders party hereto and BANK OF AMERICA, N.A., as administrative agent (“Administrative Agent,” and collectively with Borrower and Lender, the “Parties”).
RECITALS
     WHEREAS, the Borrower and the Lenders entered into that certain Credit Agreement dated as of December 7, 2005 (the “Credit Agreement”), providing for a revolving credit loan facility in the maximum principal amount of $600,000,000 in the aggregate; and
     WHEREAS, the Parties now wish to amend the Credit Agreement as set forth below.
     NOW THEREFORE, in consideration of the mutual promises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto agree as follows:
1. Defined Terms. All capitalized terms used herein, unless otherwise defined herein, shall have the meanings given them in the Credit Agreement, and each reference in the Credit Agreement to “this Agreement” and each other similar reference shall be deemed to refer to the Credit Agreement as amended hereby. All references to the Credit Agreement in the Loan Documents shall be deemed to refer to the Credit Agreement as amended hereby.
2. Amendment to Definitions Section. Article 1 of the Credit Agreement is hereby amended as follows:
(i) The definition of “Aggregate Commitment” is deleted in its entirety and replaced with the following:
“ ‘ Aggregate Commitment’ means $300,000,000 as such amount may be reduced from time to time pursuant to the terms of this Agreement.”
(ii) The definition of “Commitment” is deleting in its entirety and replaced with the following:
“ ‘Commitment’ means, for each Lender, the obligation of such Lender to make Loans not exceeding the amount set forth on Exhibit A to the First Amendment, as such amounts may be modified as a result of any assignment that has become effective pursuant to Section 10.04 or as otherwise modified from time to time pursuant to the terms hereof.”
(iii) The definition of “Commitment and Acceptance” is deleted in its entirety.

(iv) The definition of “Facility Increase” is deleted in its entirety.
(v) The following definition is added to Article 1:
“ ‘First Amendment’ means that certain First Amendment to Credit Agreement, dated August 4, 2009, by and among Borrower, Administrative Agent and the Lenders party thereto.”
(vi) The definition of “Land” is deleted in its entirety.
(vii) The definition of “New Lender” is deleted in its entirety.
3. Deletion of Section 2.14. Section 2.14 is hereby deleted in its entirety (except for the heading “SECTION 2.14.”) and replaced with “Intentionally Omitted.” Any and all references to Section 2.14, and any and all obligations thereunder are hereby deleted throughout the Credit Agreement and shall be of no further force and effect.
4. Amendment to Section 7.06(c). Section 7.06(c) is hereby amended as follows:
(i) In the lead-in phrase, the following is deleted in its entirety: “ ,other than Land purchases permitted by Section 7.12”; and
(ii) In Section 7.06(c)(ii), “$50,000,000” is deleted in its entirety and replaced with “$250,000,000”.
5. Deletion of Section 7.12. Section 7.12 is hereby deleted in its entirety (except for the heading “SECTION 7.12.”) and replaced with “Intentionally Omitted.” Any and all references to Section 7.12, and any and all obligations thereunder are hereby deleted throughout the Credit Agreement and shall be of no further force and effect.
6. Amendments to Schedules. Schedule I to the Credit Agreement is amended by deleting such schedule in its entirety and replacing it with the new Schedule I attached hereto and incorporated herein as Exhibit A, and Schedule III to the Credit Agreement is amended by deleting such schedule in its entirety and replacing it with the new Schedule III attached hereto and incorporated herein as Exhibit B.
7. Amendment to Exhibit F. Exhibit F to the Credit Agreement is amended by deleting such exhibit in its entirety (except for the heading “EXHIBIT F”) and replacing it with “Not Applicable.” Any and all references to Exhibit F, and any and all obligations thereunder are hereby deleted throughout the Credit Agreement and shall be of no further force and effect.
8. Conditions Precedent. This First Amendment shall be effective as of the date (“First Amendment Effective Date”) upon which the following conditions are satisfied:
     (a) The Administrative Agent shall have received from the Borrower and the Required Lenders a counterpart of this First Amendment signed on behalf of each such Party.

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     (b) The Administrative Agent shall have received such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization or formation, existence and good standing of the Borrower, the authorization of this First Amendment and any other legal matters relating to the Borrower, the Credit Agreement or this First Amendment, all in form and substance satisfactory to the Administrative Agent and its counsel.
     (c) The Administrative Agent shall have received all amounts due and payable on or prior to the First Amendment Effective Date, including reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower under the Loan Documents.
          The Administrative Agent shall notify the Borrower and the Lenders of the First Amendment Effective Date, and such notice shall be conclusive and binding.
9. Representations and Warranties. The Borrower hereby represents and warrants that as of the date hereof:
     (a) The representations and warranties of the Borrower in the Credit Agreement (as amended hereby) are true and correct in all material respects.
     (b) There exists no Default or Unmatured Default.
10. Release. In consideration of this First Amendment, Borrower hereby fully and unconditionally releases and forever discharges Administrative Agent and each Lender and their respective directors, officers, employees, subsidiaries, branches, affiliates, attorneys, agents, representatives, successors and assigns and all persons, firms, corporations and organizations acting on their behalf (collectively, the “Released Parties”), of and from any and all claims, allegations, causes of action, costs or demands and liabilities pertaining to or arising out of the Credit Agreement, at any time prior to the First Amendment Effective Date, whether known or unknown, liquidated or unliquidated, fixed or contingent, asserted or unasserted, foreseen or unforeseen, matured or unmatured, suspected or unsuspected, anticipated or unanticipated, which Borrower has, had, claims to have or to have had or hereafter claims to have or have had against the Released Parties by reason of any act or omission on the part of the Released Parties, or any of them, occurring prior to the First Amendment Effective Date, including all such loss or damage of any kind heretofore sustained or that may arise as a consequence of the dealings among the parties up to and including the First Amendment Effective Date, including the administration or enforcement of the Credit Agreement (collectively, all of the foregoing are the “Claims”), and Borrower hereby represents and warrants that the foregoing constitutes a full and complete release of all such Claims by or on behalf of Borrower. Borrower further represents and warrants that it has no knowledge of any Claim against the Released Parties or of any facts or acts or omissions of the Released Parties which on the date hereof would be the basis of a Claim by it against the Released Parties which is not released hereby. The inclusion of a release provision in this First Amendment shall not give rise to any inference that but for such release, any Claim otherwise would exist.

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11.	Effectiveness of the Loan Documents. Except as expressly stated in this First Amendment, the Credit Agreement remains in full force and effect, and all other Loan Documents remain in full force and effect.

12.	Governing Law. This First Amendment shall be construed in accordance with and governed by the laws of the State of New York.

13.	Headings. The headings contained in the titling of this First Amendment are intended to be used for convenience only and shall not be deemed to be part of, or affect the interpretation of, the provisions hereof or thereof.

14.	Severability. Any provision of this First Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

15.	Counterparts. This First Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which, when so executed and delivered, shall be an original, but all of which counterparts shall together constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this First Amendment by facsimile transmission (or by e-mail transmission of an electronic copy in pdf format or other image file format) shall be as effective as delivery of a manually executed counterpart of this First Amendment.
[SIGNATURES FOLLOW ON THE NEXT PAGE]

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     IN WITNESS WHEREOF, the Parties have caused this First Amendment to be duly executed as of the date first above written.

Borrower: NVR, INC.
By:	/s/ Dennis M. Seremet
Dennis M. Seremet
Senior Vice President and Chief Financial Officer

[SIGNATURES CONTINUE ON THE NEXT PAGE]
Signature Page First Amendment to Credit Agreement

Administrative Agent: BANK OF AMERICA, N.A.
By:	/s/ Stephen B. Carlson
Stephen B. Carlson
Vice President

[SIGNATURES CONTINUE ON THE NEXT PAGE]
Signature Page First Amendment to Credit Agreement

Lenders: BANK OF AMERICA, N.A.
By:	/s/ Stephen B. Carlson
Stephen B. Carlson
Vice President

[SIGNATURES CONTINUE ON THE NEXT PAGE]
Signature Page First Amendment to Credit Agreement

JPMORGAN CHASE BANK, N.A.

By: Name:	/s/ Vanessa Chiu Vanessa Chiu
Title:	Vice President
[SIGNATURES CONTINUE ON THE NEXT PAGE]
Signature Page First Amendment to Credit Agreement

WACHOVIA BANK, NATIONAL ASSOCIATION

By: Name:	/s/ John Cory Bennett John Cory Bennett
Title:	Officer
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Signature Page First Amendment to Credit Agreement

U.S. BANK, NATIONAL ASSOCIATION

By: Name:	/s/ A. Jeffrey Jacobson A. Jeffrey Jacobson
Title:	Senior Vice President
[SIGNATURES CONTINUE ON THE NEXT PAGE]
Signature Page First Amendment to Credit Agreement

SUNTRUST BANK

By: Name:	/s/ Katherine Bass Katherine Bass
Title:	First Vice President
[SIGNATURES CONTINUE ON THE NEXT PAGE]
Signature Page First Amendment to Credit Agreement

REGIONS BANK

By: Name:	/s/ Daniel McClurkin Daniel McClurkin
Title:	Vice President
[SIGNATURES CONTINUE ON THE NEXT PAGE]
Signature Page First Amendment to Credit Agreement

COMERICA BANK

By:	/s/ Adam Sheets
Name:	Adam Sheets
Title:	Vice President
[SIGNATURES CONTINUE ON THE NEXT PAGE]
Signature Page First Amendment to Credit Agreement

CALYON NEW YORK BRANCH

By: Name:	/s/ Robert Smith Robert Smith
Title:	Managing Director

By: Name:	/s/ David Cagle David Cagle
Title:	Managing Director
[SIGNATURES CONTINUE ON THE NEXT PAGE]
Signature Page First Amendment to Credit Agreement

CREDIT SUISSE, CAYMAN ISLANDS BRANCH

By: Name:	/s/ Mikhail Faybusovich Mikhail Faybusovich
Title:	Vice President

By: Name:	/s/ Nupar Kumar Nupar Kumar
Title:	Vice President
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Signature Page First Amendment to Credit Agreement

THE GOVERNOR AND COMPANY OF THE BANK OF IRELAND

By: Name:	/s/ Conor Linehan Conor Linehan
Title:	Authorised Signatory

By: Name:	/s/ Robert D. Gominiak Robert D. Gominiak
Title:	Director
[SIGNATURES CONTINUE ON THE NEXT PAGE]
Signature Page First Amendment to Credit Agreement

FIRST COMMERCIAL BANK, LOS ANGELES BRANCH

By: Name:	/s/ Wen-Han Wu Wen-Han Wu
Title:	Deputy General Manager
[SIGNATURES CONTINUE ON THE NEXT PAGE]
Signature Page First Amendment to Credit Agreement

THE NORINCHUKIN BANK, NEW YORK BRANCH

By: Name:	/s/ Kaoru Yamada Kaoru Yamada
Title:	Joint General Manager
[END OF SIGNATURES]
Signature Page First Amendment to Credit Agreement

EXHIBIT A
SCHEDULE I TO THE CREDIT AGREEMENT
SCHEDULE I
LENDERS AND COMMITMENTS

Lender	Commitment
Bank of America, N.A.	$27,500,000
JPMorgan Chase Bank, N.A.	$35,000,000
Mizuho Corporate Bank, Ltd.	$27,500,000
Wachovia Bank, National Association	$27,500,000
U.S. Bank, National Association	$25,000,000
SunTrust Bank	$22,500,000
Regions Bank	$20,000,000
Comerica Bank	$17,500,000
RBC Bank (USA)	$17,500,000
Calyon New York Branch	$12,500,000
Credit Suisse, Cayman Islands Branch	$12,500,000
The Governor and Company of the Bank of Ireland	$12,500,000
Chevy Chase Federal Savings Bank	$10,000,000
Compass Bank	$7,500,000
Chang Hwa Commercial Bank, Ltd. New York Branch	$5,000,000
First Commercial Bank, Los Angeles Branch	$5,000,000
Guaranty Bank	$5,000,000
Malayan Banking Berhad, New York Branch	$5,000,000
National City Bank	$2,500,000
The Norinchukin Bank, New York Branch	$2,500,000

Total	$300,000,000
Exhibit A - First Amendment to Credit Agreement

EXHIBIT B
SCHEDULE III TO THE CREDIT AGREEMENT
SCHEDULE III
SUBSIDIARIES AND JOINT VENTURES

SCHEDULE III
Subsidiaries; Joint Ventures of NVR, Inc. (“Borrower”)
Subsidiaries:
1. NVR Services, Inc.:

State of Incorporation:	Delaware.
Jurisdictions of Qualification:	Kentucky, Maryland, Michigan, New Jersey, New York, Ohio, Pennsylvania, South Carolina, Tennessee, Virginia, and West Virginia.
Capital Stock Outstanding:	1,000 Common Shares.
Shares Owned by Borrower:	1,000 Common Shares.
Percentage of Shares Owned by Borrower:	100%.
2. RVN, Inc.:

State of Incorporation:	Delaware.
Jurisdictions of Qualification:	North Carolina.
Capital Stock Outstanding:	1,000 Common Shares.
Shares Owned by Borrower:	1,000 Common Shares.
Percentage of Shares Owned by Borrower:	100%.
3. NVR Funding II, Inc.:

State of Incorporation:	Delaware.
Jurisdictions of Qualification:	None.
Capital Stock Outstanding:	1,000 Common Shares.
1,000 Preferred Shares.
Shares Owned by Borrower:	1,000 Common Shares.
1,000 Preferred Shares.
Percentage of Common Shares Owned by Borrower:	100%.
Percentage of Preferred Shares Owned by Borrower:	100%.
4. NVR of Central Florida, LLC:

Jurisdiction of Organization:	Florida.
Jurisdictions of Qualification:	None.
Percentage of Membership Interest Owned by Borrower:	100%.

NVR, Inc.
Schedule III

5. NVR Clarksburg, LLC:

Jurisdiction of Organization:	Maryland.
Jurisdictions of Qualification:	None.
Percentage of Membership Interest Owned by Borrower:	100%.
Joint Venture of NVR Clarksburg, LLC
5.1 Artery Clarksburg, LLC:

Jurisdiction of Organization:	Maryland.
Jurisdictions of Qualification:	None.
Members:	NVR Clarksburg, LLC.
The Artery Group, LLC [unrelated].

Membership Interest of NVR Clarksburg, LLC:	30%.
Membership Interest of The Artery Group, LLC.	70%.
6. NVInsurance Brokers, Inc.:

State of Incorporation:	Delaware.
Jurisdictions of Qualification:	Maryland, New Jersey, New York, North Carolina, Ohio, Pennsylvania, South Carolina, Tennessee, Virginia, and West Virginia.
Capital Stock Outstanding:	1,000 Common Shares.
Shares Owned by Borrower:	1,000 Common Shares.
Percentage of Shares Owned by Borrower:	100%
7. The Dillon Company (Inactive):

State of Incorporation:	Ohio.
Jurisdictions of Qualification:	Pennsylvania.
Capital Stock Outstanding:	1,000 Common Shares.
Shares Owned by Borrower:	1,000 Common Shares.
Percentage of Shares Owned by Borrower:	100%.
8. NVR Rymarc Homes of South Carolina, LLC:

State of Organization:	South Carolina.

NVR, Inc.
Schedule III

Jurisdiction of Qualification:	None.
Membership Interest Outstanding:	100%.
Percentage of Membership Interest Owned by Borrower:	100%.
9. NVR Management, LLC (formerly, NVR Management Co.):

State of Formation:	Virginia.
Jurisdictions of Qualification:	None.
Membership Interest Outstanding:	100%.
Percentage of Membership Interest Owned by Borrower:	100%.
10. NVR Linganore, LLC:

State of Formation:	Maryland.
Jurisdictions of Qualification:	None.
Membership Interest Outstanding:	100%.
Percentage of Membership Interest Owned by Borrower:	100%.
11. NVR Mid-Atlantic Asset Acquisition, LLC:

State of Formation:	Virginia.
Jurisdictions of Qualification:	None.
Membership Interest Outstanding:	100%.
Percentage of Membership Interest Owned by Borrower:	100%.
12. NVR Indianapolis Acquisition, LLC:

State of Formation:	Indiana.
Jurisdictions of Qualification:	None.
Membership Interest Outstanding:	100%.
Percentage of Membership Interest Owned by Borrower:	100%.
13. NVR Mortgage Finance, Inc. (“NVMF”):

State of Incorporation:	Virginia.
Jurisdictions of Qualification:	Delaware, District of Columbia, Georgia, Florida, Indiana, Kentucky, Louisiana (withdrawal pending), Maryland, Michigan, North Carolina, New Jersey, New York, Ohio, Pennsylvania, South Carolina, Tennessee, and West Virginia.

NVR, Inc.
Schedule III

Capital Stock Outstanding:	1,000 Common Shares.
Shares Owned by Borrower:	1,000 Common Shares.
Percentage of Shares Owned by Borrower:	100%.
Subsidiaries of NVRM and Indirect Subsidiaries of Borrower:
13.1 NVR Funding III, Inc.:

State of Incorporation:	Delaware.
Jurisdictions of Qualification:	None.
Capital Stock Outstanding:	1,000 Common Shares.
1,000 Preferred Shares.
Shares Owned by NVRM:	1,000 Common Shares.
1,000 Preferred Shares.

Percentage of Shares Owned by NVRM:	Common 100%.
Preferred 100%.
13.2 NVR Settlement Services, Inc. (“NVRSS”):

State of Incorporation:	Pennsylvania.
Jurisdictions of Qualification:	Delaware, Florida, Kentucky, Michigan, New York, North Carolina, South Carolina, Virginia, and West Virginia.
Capital Stock Outstanding:	10,000 Common Shares.
Shares Owned by NVRM:	10,000 Common Shares.
Percentage of Shares Owned by NVRM:	Common Shares 100%.
Subsidiaries of NVRSS and Indirect Subsidiaries of Borrower:
13.2.1 NVR Settlement Services of Maryland, Inc.:

State of Incorporation:	Maryland.
Jurisdictions of Qualification:	None.
Capital Stock Outstanding:	100 Common Shares.
Shares Owned by NVRSS:	100 Common Shares.
Percentage of Shares Owned by NVRSS:	Common Shares 100%.

NVR, Inc.
Schedule III

13.2.2 Settlement Services of Tennessee LLC:

Jurisdiction of Organization:	Tennessee.
Jurisdiction of Qualification:	None.
Members:	NVRSS Sidwell & Barrett, PC [unrelated]
Membership Interest of NVRSS:	66.7%.
Membership Interest of Sidwell & Barrett, PC:	33.3%.
Joint Ventures of NVRSS
13.2.3 First NVR Settlement Services LLC:

Jurisdiction of Organization:	Ohio.
Jurisdiction of Qualification:	None.
Members:	NVRSS
First Title Agency, Inc. [unrelated]
Membership Interest of NVRSS:	49%.
Membership Interest of First Title Agency, Inc.:	51%.
13.2.4 NVR Title Agency LLC:

Jurisdiction of Organization:	Ohio.
Jurisdiction of Qualification:	None.
Members:	NVRSS
Title First Agency, Inc. [unrelated]
Membership Interest of NVRSS:	49%.
Membership Interest of Title First Agency, Inc.:	51%.
13.2.5 Legacy Title LLC:

Jurisdiction of Organization:	New Jersey.
Jurisdiction of Qualification:	None.
Members:	NVRSS
Title America Agency, Inc. [unrelated]
Membership Interest of NVRSS:	49%.

NVR, Inc.
Schedule III

Membership Interest of Title America Agency, Inc.: 51%.
14. NVR Development, Inc. (“NVRD”) (Inactive):

State of Incorporation:	Virginia.
Jurisdictions of Qualification:	Maryland.
Capital Stock Outstanding:	500 Common Shares.
Shares Owned by Borrower:	500 Common Shares.
Percentage of Shares Owned by Borrower:	Common Shares 100%.
Subsidiaries of NVRD and Indirect Subsidiaries of Borrower:
14.1. NVRD California, Inc. (“NVRDC”) (Inactive):

State of Incorporation:	California.
Jurisdictions of Qualification:	None.
Capital Stock Outstanding:	1,000 Common Shares.
Shares Owned by NVRD :	1,000 Common Shares.
Percentage of Shares Owned by NVRD:	Common Shares 100%.
Subsidiaries of NVRDC and Indirect Subsidiaries of Borrower:
14.1.1 NV California L.P. (Inactive):

State of Formation:	California.
Jurisdictions of Qualification:	None.
General Partner:	NVRDC.
Limited Partner:	NVRD.
General Partner Interest:	NVRDC: 1%.
Limited Partner Interest:	NVRD: 99%.
14.1.2 H.R. Remington L.P. (Inactive):

State of Formation:	California.
Jurisdictions of Qualification:	None.
General Partner:	NVRDC.
Limited Partner:	NVRD.
General Partner Interest:	NVRDC: 1%.
Limited Partner Interest:	NVRD: 99%.

NVR, Inc.
Schedule III

15. NVR Ohio Acquisition, LLC:

Jurisdiction of Organization:	Ohio.
Jurisdiction of Qualification:	None.
Member:	Borrower
Membership Interests of Borrower:	100%.
Joint Ventures of Borrower
16. Cianciulli, LLC:

Jurisdiction of Organization:	Pennsylvania.
Jurisdiction of Qualification:	None.
Members:	Borrower
Heritage Land Partners, L.P. [unrelated]

Membership Interests of Borrower:	49%.
Membership Interests of Heritage Land Partners, L.P.:	51%
17. Clymer-Rush Landis, LLC:

Jurisdiction of Organization:	Pennsylvania.
Jurisdiction of Qualification:	None.
Members:	Borrower
Heritage Land Partners, L.P. [unrelated]

Membership Interests of Borrower:	49%.
Membership Interests of Heritage Land Partners, L.P.:	51%
18. Davis-D’Alexander LLC:

Jurisdiction of Organization:	Pennsylvania.
Jurisdiction of Qualification:	None.
Members:	Borrower
Heritage Land Partners, L.P. [unrelated]

Membership Interests of Borrower:	49%.
Membership Interests of Heritage Land Partners, L.P.:	51%.

NVR, Inc.
Schedule III

19. Devos-Shelps, LLC (Inactive):

Jurisdiction of Organization:	Pennsylvania.
Jurisdiction of Qualification:	None.
Members:	Borrower
Heritage Land Partners, L.P. [unrelated]

Membership Interests of Borrower:	49%.
Membership Interests of Heritage Land Partners, L.P.:	51%.
20. Domin LLC (Inactive):

Jurisdiction of Organization:	Pennsylvania.
Jurisdiction of Qualification:	None.
Members:	Borrower
Heritage Land Partners, L.P. [unrelated]

Membership Interests of Borrower:	49%.
Membership Interests of Heritage Land Partners, L.P.:	51%.
21. Holcombe LLC:

Jurisdiction of Organization:	Pennsylvania.
Jurisdiction of Qualification:	None.
Members:	Borrower
Heritage Land Partners, L.P. [unrelated]

Membership Interests of Borrower:	49%.
Membership Interests of Heritage Land Partners, L.P.:	51%.
22. Howland, LLC:

Jurisdiction of Organization:	Pennsylvania.
Jurisdiction of Qualification:	None.

Members:	Borrower
Heritage Land Partners, L.P. [unrelated]

Membership Interests of Borrower:	49%.
Membership Interests of Heritage Land Partners, L.P.:	51%.

NVR, Inc.
Schedule III

23. Leatherman I LLC:

Jurisdiction of Organization:	Pennsylvania.
Jurisdiction of Qualification:	None.
Members:	Borrower
Heritage Land Partners, L.P. [unrelated]

Membership Interests of Borrower:	49%.
Membership Interests of Heritage Land Partners, L.P.:	51%.
24. SOCO/Skarbak LLC:

Jurisdiction of Organization:	Pennsylvania.
Jurisdiction of Qualification:	None.
Members:	Borrower
Heritage Land Partners, L.P. [unrelated]

Membership Interests of Borrower:	49%.
Membership Interests of Heritage Land Partners, L.P.:	51%.
25. S&S/Coventry, LLC:

Jurisdiction of Organization:	Pennsylvania.

Jurisdiction of Qualification:	None.

Members:	Borrower
Heritage Land Partners, L.P. [unrelated]

Membership Interests of Borrower:	49%.
Membership Interests of Heritage Land Partners, L.P.:	51%.
26. Snyder I, LLC:

Jurisdiction of Organization:	Pennsylvania.
Jurisdiction of Qualification:	None.
Members:	Borrower
Heritage Land Partners, L.P. [unrelated]

Membership Interests of Borrower:	49%.

NVR, Inc.
Schedule III

Membership Interests of Heritage Land Partners, L.P.: 51%.
27. Strutynski-Soltys LLC (Inactive):

Jurisdiction of Organization:	Pennsylvania.
Jurisdiction of Qualification:	None.

Members:	Borrower
Heritage Land Partners, L.P. [unrelated]

Membership Interests of Borrower:	49%.
Membership Interests of Heritage Land Partners, L.P.:	51%.
28. Yoder I LLC:

Jurisdiction of Organization:	Pennsylvania.
Jurisdiction of Qualification:	None.
Members:	Borrower
Heritage Land Partners, L.P. [unrelated]

Membership Interests of Borrower:	49%.
Membership Interests of Heritage Land Partners, L.P.:	51%.
29. Zavitsanos, LLC:

Jurisdiction of Organization:	Pennsylvania.
Jurisdiction of Qualification:	None.
Members:	Borrower
Heritage Land Partners, L.P. [unrelated]

Membership Interests of Borrower:	49%.
Membership Interests of Heritage Land Partners, L.P.:	51%.
30. Caulk, LLC:

Jurisdiction of Organization:	Delaware.
Jurisdiction of Qualification:	None.
Members:	Borrower
Heritage Land Partners, L.P. [unrelated]

NVR, Inc.
Schedule III

Membership Interests of Borrower:	49%.
Membership Interests of Heritage Land Partners, L.P.:	51%.
31. Webb I, LLC:

Jurisdiction of Organization:	Delaware.
Jurisdiction of Qualification:	None.
Members:	Borrower
Heritage Land Partners, L.P. [unrelated]

Membership Interests of Borrower:	49%.
Membership Interests of Heritage Land Partners, L.P.:	51%.
32. Heuscher, LLC:

Jurisdiction of Organization:	Pennsylvania.
Jurisdiction of Qualification:	None.
Members:	Borrower
Heritage Land Partners, L.P. [unrelated]

Membership Interests of Borrower:	49%.
Membership Interests of Heritage Land Partners, L.P.:	51%.